UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2018

Golub Capital Investment Corporation
(Exact name of Registrant as Specified in Its Charter)

MARYLAND	814-01128	47-1893276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

__ 666 Fifth Avenue, 18th Floor, New York, NY 10103_ _
(Address of Principal Executive Offices)          (Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

____ ____
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 8.01.	Other Events.

S&P Global Ratings (“S&P”) and Fitch Ratings (“Fitch”) each intends to issue presale reports regarding the approximately $900 million term debt securitization (the “GCIC 2018 Debt Securitization”) to be completed by Golub Capital Investment Corporation (the “Company”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company and subject to its overall asset coverage requirement. The presale report issued by S&P is expected to be publicly available on the website of S&P, www.standardandpoors.com, until final ratings that will be issued by S&P are withdrawn, and the presale report issued by Fitch is expected to be publicly available on the website of Fitch, www.fitchratings.com, for 14 days from the date of issuance. Each of S&P and Fitch also intends to publish preliminary ratings of the notes to be issued in the GCIC 2018 Debt Securitization. The preliminary ratings assigned by S&P are expected to be publicly available on the website of S&P, www.standardandpoors.com, from the date of issuance until they are replaced with final ratings, and the preliminary ratings assigned by Fitch are expected to be publicly available on the website of Fitch, www.fitchratings.com, from the date of issuance until they are replaced with final ratings.
The Company makes no representation or warranty regarding the completeness, accuracy or availability of the information contained in the presale reports or preliminary ratings, and you should not place undue reliance on such information. In addition, a securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. You are advised to consult any additional disclosures that the Company may file with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, for further information regarding the Company’s GCIC 2018 Debt Securitization.
Forward-Looking Statements
This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital Investment Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golub Capital Investment Corporation

Date: November 19, 2018	By: /s/ Ross A. Teune
Name: Ross A. Teune
Title: Chief Financial Officer